Exhibit No. EX-99(h)(8)(a)


                                    EXHIBIT A
                   to the Expense Limitation Agreement between
                              GARTMORE MUTUAL FUNDS
                                      and
                     GARTMORE GLOBAL ASSET MANAGEMENT TRUST
                      AMENDED, Effective February 28, 2006


        Name of Fund/Class             Expense Limitation for Fund/Class
        ------------------             ---------------------------------
Gartmore Emerging Markets Fund
      Class A                                          1.55%
      Class B                                          1.55%
      Class C                                          1.55%
      Class R                                          1.55%
      Institutional Service Class                      1.55%
      Institutional Class Shares                       1.55%

Gartmore International Growth Fund
      Class A                                          1.40%
      Class B                                          1.40%
      Class C                                          1.40%
      Class R                                          1.40%
      Institutional Service Class                      1.40%
      Institutional Class Shares                       1.40%

Gartmore Worldwide Leaders Fund
      Class A                                          1.40%
      Class B                                          1.40%
      Class C                                          1.40%
      Class R                                          1.40%
      Institutional Service Class                      1.40%
      Institutional Class Shares                       1.40%

Gartmore Global Financial Services Fund
      Class A                                          1.40%
      Class B                                          1.40%
      Class C                                          1.40%
      Class R                                          1.40%
      Institutional Service Class                      1.40%
      Institutional Class Shares                       1.40%

Gartmore Global Utilities Fund
      Class A                                          1.20%
      Class B                                          1.20%
      Class C                                          1.20%
      Class R                                          1.20%
      Institutional Service Class                      1.20%
      Institutional Class Shares                       1.20%

_________________

Effective until at least February 28, 2007. These expense limitations may be revised to decrease the limitations after the expiration of the agreed upon term, if mutually agreed upon by the parties. They may also be revised to increase the limitations at any time if mutually agreed upon by the parties.